Exhibit 99.1

NEWS RELEASE

Contact:

Justin Spencer

Chief Financial Officer

+1-408-428-7801

jspencer@symmetricom.com

Symmetricom Reports Second Quarter

Fiscal Year 2013 Financial Results

•	Net revenue of $49.2 million

•	Net loss of $1.8 million, or $0.04 per share

•	Non-GAAP net income of $0.3 million, or $0.01 per share

•	Free cash flow of $1.1 million

SAN JOSE, Calif. — January 23, 2013 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its second quarter of fiscal year 2013 ended December 30, 2012.

Net revenue for the second quarter of fiscal 2013 was $49.2 million, down $9.1 million, or 15.6%, compared to the $58.3 million reported for the second quarter of fiscal 2012. Symmetricom reported a net loss of $1.8 million, or $0.04 per share, for the second quarter of fiscal 2013, compared to net income of $2.4 million, or $0.06 per share, in the second quarter of fiscal 2012. The loss for the second quarter of fiscal 2013 included $1.2 million of restructuring charges, principally related to the Company’s previously announced R&D consolidation activities.

The decrease in net revenue was due primarily to lower U.S. government spending and lower communications service provider spending on wireline-related equipment. Partially offsetting this weakness in the quarter was continued strength in shipments of the Company’s QuantumTM SA.45s Chip Scale Atomic Clock (CSAC), a key strategic initiative for the Company.

Non-GAAP net income for the second quarter of fiscal 2013 was $0.3 million, or $0.01 per share, compared to $4.2 million, or $0.10 per share, reported for the second quarter of fiscal 2012.

Cash, cash equivalents and short-term investments totaled $70.8 million as of December 30, 2012, a decrease of $0.8 million from the $71.6 million reported as of September 30, 2012. Net cash provided by operating activities in the second quarter was $2.3 million, and property, plant and equipment purchases were approximately $1.2 million, resulting in free cash flow of $1.1 million.

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

The Company also announced a restructuring action today to reduce operating costs while retaining focus on its strategic initiatives. Symmetricom plans to reduce the size of its workforce by approximately 20 positions. The reductions will begin in January and are expected to be complete by August 2013. In conjunction with the headcount reduction, the Company will further reduce the size of its facility presence in Santa Rosa, CA. Symmetricom expects to incur restructuring charges in the range of $1.5 million to $1.8 million in connection with the plan. Upon completion, Symmetricom expects these restructuring actions to reduce annual costs by approximately $4.0 million.

“The financial results of our second quarter were lower than we originally anticipated due to further softening of purchases by both U.S. government customers and wireline operators,” said Dave Côté, president and chief executive officer of Symmetricom. “As we manage through the near term environment, we are taking actions to tighten our operating cost model and enhance profitability. At the same time, we remain focused on building our product and customer portfolios, and we will continue to invest in our key initiatives, including QuantumTM CSAC, PackeTime® and Government Programs. I am enthusiastic about the progress we are making on these initiatives and their potential to fuel Symmetricom’s long-term growth.”

Business Segment Revenue Results

Revenue in the Communications Business in the second quarter of fiscal 2013 was $26.2 million, compared to $33.3 million reported in the second quarter of fiscal 2012. Revenue in the Government and Enterprise Business in the second quarter of fiscal 2013 was $23.0 million, compared to $25.0 million reported in the second quarter of fiscal 2012.

Third Quarter 2013 Guidance

Symmetricom’s guidance for the third quarter of fiscal 2013 is as follows:

•	Net revenue is expected to be in the range of $48 million to $54 million

•	GAAP earnings (loss) per share is expected to be in the range of $(0.07) to $0.01

•	Non-GAAP earnings per share is expected to be in the range of $0.00 to $0.05

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-212-547-0198 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the Company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-1432.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The Company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the Company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California,

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, acquisition-related costs, amortization of intangible assets, restructuring charges, and off-shore development transition costs that the Company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning third quarter fiscal 2013 guidance and future performance as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include, but are not limited to, the extent and magnitude of customer orders received and shipped within the same quarter, risks relating to general economic conditions in the markets we address and the telecommunications and government markets in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws or misappropriation of intellectual property, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors, design flaws, defects in our products or start-up manufacturing difficulties, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 1, 2012 and subsequent Forms 10-Q and 8-K.

SYMM-F

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 30, 2012	September 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Net revenue	$49,151	$56,391	$58,294	$105,542	$114,672
Cost of sales:
Cost of products and services	27,861	31,900	32,225	59,761	62,055
Acquisition-related costs	248	234	185	482	371
Restructuring charges	41	(45)	674	(4)	1,091

Total cost of sales	28,150	32,089	33,084	60,239	63,517

Gross profit	21,001	24,302	25,210	45,303	51,155
Gross margin	42.7%	43.1%	43.2%	42.9%	44.6%
Operating expenses:
Research and development	7,805	8,313	6,548	16,118	13,446
Selling, general and administrative	14,778	16,227	14,864	31,005	29,674
Amortization of intangible assets	86	86	52	172	104
Restructuring charges	1,146	55	103	1,201	199

Total operating expenses	23,815	24,681	21,567	48,496	43,423

Operating income (loss)	(2,814)	(379)	3,643	(3,193)	7,732
Interest income, net of amortization (accretion) of premium (discount) on investments	178	(36)	(296)	142	(230)

Income (loss) before taxes	(2,636)	(415)	3,347	(3,051)	7,502
Income tax provision (benefit)	(861)	(212)	902	(1,073)	2,308

Net income (loss)	$(1,775)	$(203)	$2,445	$(1,978)	$5,194

Earnings (loss) per share:
Basic	$(0.04)	$(0.01)	$0.06	$(0.05)	$0.12

Diluted	$(0.04)	$(0.01)	$0.06	$(0.05)	$0.12

Shares used in computing earnings (loss) per share:
Weighted average shares outstanding - basic	40,356	40,510	42,292	40,432	42,490

Weighted average shares outstanding - diluted	40,356	40,510	42,762	40,432	42,989

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	December 30, 2012	July 1, 2012
ASSETS
Current assets:
Cash and cash equivalents	$25,966	$27,659
Short-term investments	44,789	39,280
Accounts receivable, net	35,789	45,952
Inventories	48,176	47,618
Prepaids and other current assets	19,290	16,943

Total current assets	174,010	177,452
Property, plant and equipment, net	23,075	22,702
Intangible assets, net	3,364	3,458
Deferred taxes and other assets	28,200	27,413

Total assets	$228,649	$231,025

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,715	$9,300
Accrued compensation	12,606	14,574
Accrued warranty	1,492	1,722
Other accrued liabilities	10,409	11,841

Total current liabilities	37,222	37,437
Long-term obligations	5,239	5,472
Deferred income taxes	334	334

Total liabilities	42,795	43,243
Stockholders’ equity:
Common stock	193,408	193,478
Accumulated other comprehensive loss	(112)	(232)
Accumulated deficit	(7,442)	(5,464)

Total stockholders’ equity	185,854	187,782

Total liabilities and stockholders’ equity	$228,649	$231,025

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Six months ended
	December 30, 2012	September 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
Reconciliation from GAAP to Non-GAAP
GAAP Net income (loss)	$(1,775)	$(203)	$2,445	$(1,978)	$5,194
Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	250	291	215	541	334
Research and development	316	361	295	677	584
Selling, general and administrative	1,121	1,120	1,170	2,241	1,925

Total equity-based compensation expense	1,687	1,772	1,680	3,459	2,843
Acquisition-related costs and amortization of intangible assets:
Cost of products and services	248	234	185	482	371
Operating expenses	86	86	52	172	104

Total acquisition-related costs and amortization of intangible assets	334	320	237	654	475
Restructuring charges	1,187	10	777	1,197	1,290
Off-shore development transition costs	—	729	—	729	—
Income tax effect of Non-GAAP adjustments	(1,154)	(1,070)	(934)	(2,224)	(1,470)

Non-GAAP Net income	$279	$1,558	$4,205	$1,837	$8,332

Earnings (loss) per share - diluted:
GAAP Net income (loss)	$(0.04)	$(0.01)	$0.06	$(0.05)	$0.12
Non-GAAP Net income	$0.01	$0.04	$0.10	$0.04	$0.19
Weighted average shares outstanding - diluted	41,464	41,675	42,762	41,514	42,989

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

			Three months ended			Six months ended
			December 30, 2012	September 30, 2012	January 1, 2012	December 30, 2012	January 1, 2012
GAAP Revenue			$49,151	$56,391	$58,294	$105,542	$114,672
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A	)	$21,001	$24,302	$25,210	$45,303	$51,155
GAAP Gross margin			42.7%	43.1%	43.2%	42.9%	44.6%
Non-GAAP adjustments:
Equity-based compensation expense			250	291	215	541	334
Acquisition-related costs			248	234	185	482	371
Restructuring charges			41	(45)	674	(4)	1,091

Non-GAAP Gross profit	(B	)	$21,540	$24,782	$26,284	$46,322	$52,951

Non-GAAP Gross margin			43.8%	43.9%	45.1%	43.9%	46.2%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C	)	$23,815	$24,681	$21,567	$48,496	$43,423
Operating expense % to revenue			48.5%	43.8%	37.0%	45.9%	37.9%
Non-GAAP adjustments:
Equity-based compensation expense			(1,437)	(1,481)	(1,465)	(2,918)	(2,509)
Amortization of intangible assets			(86)	(86)	(52)	(172)	(104)
Restructuring charges			(1,146)	(55)	(103)	(1,201)	(199)
Off-shore development transition costs			—	(729)	—	(729)	—

Non-GAAP operating expenses	(D	)	$21,146	$22,330	$19,947	$43,476	$40,611

Non-GAAP operating expenses % to revenue			43.0%	39.6%	34.2%	41.2%	35.4%
Reconciliation from GAAP to Non-GAAP Operating Income (loss):
GAAP Operating income (loss)	(A	) - (C)	$(2,814)	$(379)	$3,643	$(3,193)	$7,732

Operating income % to revenue			-5.7%	-0.7%	6.2%	-3.0%	6.7%
Non-GAAP Operating income	(B	) - (D)	$394	$2,452	$6,337	$2,846	$12,340

Operating income % to revenue			0.8%	4.3%	10.9%	2.7%	10.8%

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Symmetricom Reports Second Quarter Fiscal Year 2013 Financial Results

January 23, 2013

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR GAAP REVENUE AND EPS

TO NON-GAAP GUIDANCE FOR REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending March 31, 2013
	Revenue		Earnings Per Share
	From	To	From	To
GAAP Guidance	$48,000	$54,000	$(0.07)	$0.01
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.04	0.04
Amortization of intangible assets			0.01	0.01
Integration and restructuring charges			0.07	0.06
Income tax effect of non-GAAP adjustments			(0.05)	(0.07)

Total Non-GAAP Adjustments			0.07	0.04

Non-GAAP Guidance	$48,000	$54,000	$0.00	$0.05

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